                                                                    Exhibit 10.1

                               FIRST AMENDMENT TO
                  INSURANCE ADMINISTRATION SERVICES AGREEMENT


         This FIRST AMENDMENT ("Amendment"), effective as of July 1, 2002, is made to that certain INSURANCE ADMINISTRATION SERVICES AGREEMENT (the "Agreement") dated October 1, 2001 by and between INSURANCE MANAGEMENT SOLUTIONS, INC. ("IMS"), a corporation organized and existing under the laws of the State of Florida with its principal place of business located at 801 94th Avenue North, St. Petersburg, Florida, and each of BANKERS INSURANCE COMPANY ("BIC'), BANKERS SECURITY INSURANCE COMPANY ("BSIC") and FIRST COMMUNITY INSURANCE COMPANY ("FCIC"), herein collectively referred to as "Customer", all having their principal place of business at 360 Central Avenue, St. Petersburg, Florida 33701.

         WHEREAS, IMS is engaged by Customer to provide certain policy administration services and claims administration services, respectively, as provided in the Agreement; and

         WHEREAS, Customer and IMS mutually desire to eliminate certain services being provided by IMS to Customer relating to the "At Risk Lines" of business, and to also change the pricing structure for certain services that IMS will continue to provided pursuant to the Agreement, as the same are more specifically set forth herein.

         NOW THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth, and for the considerations set forth in the Agreement, the parties hereto hereby covenant and agree as follows:

1. Insurance Administration Services. "EXHIBIT I" of the Agreement describing the "INSURANCE ADMINISTRATION SERVICES (AT RISK LINES)" is hereby deleted in its entirety and replaced with the "REVISED EXHIBIT I" attached hereto and made a part hereof. EXHIBIT II of the Agreement shall remain as is, without modification. Accordingly, all of the "claims" services to be provided by IMS are hereby deleted except for the "claims" services related to the WYO Flood as described on EXHIBIT II.

2. Fees and Expenses. "SCHEDULE B" of the Agreement describing the "PRICING SCHEDULE" is hereby deleted in its entirety and replaced with the "REVISED SCHEDULE B" attached hereto and made a part hereof.

         (a) The Fees set forth in the REVISED SCHEDULE B that pertain only to the "At Risk Lines" as described in the REVISED EXHIBIT I shall expire on the one (1) year anniversary of the effective date of this Amendment ("At Risk Fee Expiration Date"). If the parties are unable to mutually agree on Fees pertaining to the "At Risk Lines" as described in the REVISED EXHIBIT I on or before the At Risk Fee Expiration Date, then all of the services provided by IMS to Customer for the "At Risk Lines" pursuant to the REVISED EXHIBIT I shall automatically terminate, and all Fees and costs associated with such services shall likewise automatically terminate. Provided, however, the termination of the "At Risk Lines" as described in the REVISED EXHIBIT I, shall not effect IMS' obligations to provide the services described in EXHIBIT II and for Customer to pay the Fees and costs of such services pursuant to the REVISED SCHEDULE B.

         (b) The Fees set forth in the REVISED SCHEDULE B that pertain only to the IT Hosting Services and Support shall expire on the one (1) year anniversary of the effective date of this Amendment ("IT Fee Expiration Date"). If the parties are unable to mutually agree on Fees pertaining to the "IT Hosting Services and Support" on or before the IT Fee Expiration Date, then all of the services provided by IMS to Customer for the "IT Hosting Services and Support" shall automatically terminate, and all Fees and costs associated with such services shall likewise automatically terminate.

3. All Other Terms. Except as specifically modified by the terms of this First Amendment, all other terms, definitions, conditions, exhibits and schedules contained in or otherwise attached to the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Amendment as of the date and year first set forth above.



"IMS"

INSURANCE MANAGEMENT SOLUTIONS, INC.

By: /s/ Robert G. Gantley
    --------------------------------
As its: Chief Operating Officer
        ----------------------------


"CUSTOMER"

BANKERS INSURANCE COMPANY

By: /s/ Edwin C. Hussemann
    --------------------------------
As its: Treasurer
        ----------------------------



BANKERS SECURITY INSURANCE COMPANY

By: /s/ Edwin C. Hussemann
    --------------------------------
As its: Treasurer
        ----------------------------




FIRST COMMUNITY INSURANCE COMPANY

By: /s/ Edwin C. Hussemann
    --------------------------------
As its: Treasurer
        ----------------------------

                               REVISED SCHEDULE B

                                PRICING SCHEDULE

[*]

     * Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the SEC pursuant to Rule 24b-2.

                                REVISED EXHIBIT I

                INSURANCE ADMINISTRATION SERVICES (AT RISK LINES)

1) DEFINITIONS: Capitalized terms not otherwise defined in the Agreement or in this Exhibit shall be construed as otherwise generally understood in the insurance and data processing industry.

2) POLICY ADMINISTRATION: IMS shall perform the services listed hereunder for the Customer's at risk policies ("At Risk Policies") in accordance with the applicable rules and regulations. The term "At Risk Policies" includes the Auto, Homeowner, Commercial, and X-Flood Authorized Line of Business.

Section I - Services

1.       Policy Issuance and Document packaging.

         - At Risk Policy document packaging including forms, printing and assembly for new business, renewals and endorsements and any other policy transaction where declaration page issuance is required.

2.       Cash, Billing & Collection, Accounting Administration/Premium,
         Treasury.

         - Post all incoming cash according to received date (any cash not able to be processed will be sent back to Customer);

         -        Print At Risk Policy premium disbursements;

         -        Credit Card processing via lockbox for Customer Companies: BIC
                  & FCIC;

         -        NSF processing;

         -        Cash correction services;

         - Process voided checks and stop payment of return premium checks;

         -        Provide one lockbox per P.O. Box;

         -        Imaging - creation, storage and retrieval.

3.       Print & Distribution Services.

         -        Automated document library;

         -        Electronic document assembly;

         -        Print invoices, reminders, cancellation notification;

         -        Electronic document archival/retrieval;

         -        Automated finishing/insertion facility;

         -        Provide all paper and supplies;

         -        Forms management;

         -        Mail pre-sort facility;

         - Mailing At Risk Policy, At Risk Policy billings and At Risk Policy renewals (postage excluded);

         -        Imaging - incoming mail and outgoing print.


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


         3) HOSTING SERVICES AND SUPPORT. IMS shall administer services and support Customer's IT needs as listed hereunder.

                  Section I - IT Hosting Services and Support

                  Table 4.0

                              SERVICES:                  IT SERVICES FEE:
                              ---------                  ----------------
                           Server Hosting*                      *
                      840 Production Hosting**                  *
                      840 Development Hosting**                 *
                       840 Websphere Hosting**                  *
                          Lawson Hosting***                     *
                   Homeowner Software Support****               *
                   Automobile Software Support****              *
                             Monthly Fee                        *

         -        *Server Hosting

                  -        Server Hardware

                  -        Network Access

                  -        Availability

                  -        Rent

                  -        OS/Security

                  -        Storage/Backup/Archive/Retrieval

         -        **AS/400 Hosting:

                  -        Includes all Server Hosting Items Above

                  -        3rd Party Software:

                    -        ASC: Pilot, Abstract, Status, Sequel

                    -        ASI: PKZip400

                    -        Gurnbo: Report Designer

                    -        MKS: Implementor

                    -        ProData: DBU

                    -        Tangent: Surpass

                    -        Websphere Standard Edition Application Server

         -        ***Lawson Hosting:

                  -        Includes All Server Hosting Items Above

                  -        3rd Party Software

                  -        Lawson Financials

         -        ****Automobile Software Support (FL, SC, CA, WA & OR only)

                  - Backend software support (current system configuration)

                  -        Forms management (existing forms only)

                  -        IVR management (edify)

                  - Global system support for policy processing includes the following components:

                    -        Comments

                    -        Policy Activity

                    -        Insured

                    -        Multi-lender

                    -        Transaction processing (current configuration only)

                    -        Discount surcharges

                    -        Forms and endorsements

                    -        Prior losses

                    -        Rating


*Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the SEC pursuant to Rule 245-2.

                  -        Product definition

                  -        Correspondence

                  -        Application Security

                  -        Reporting (existing reports only)

                  -        Claims entry

                  -        Adjuster processing

                  -        Payment

                  -        Salvage

                  -        Subrogation

                  -        Cash

                  -        Lockbox

                  -        Billing

                  -        Disbursement

                  -        Production

                  -        Forms packaging



- ****            Homeowners Software Support (CA, NV, AZ, FL & SC only)

                  - Backend software support (current system configuration)

                  -        Forms management (existing forms- only)

                  -        IVR management (Edify)

                  -        Internet (FL only)

                  - Global system support for policy processing includes the following components:

                           -        Comments

                           -        Policy activity

                           -        Insured

                           -        Multi-lender

                           -        Transaction processing (current
                                    configuration only)

                           -        Discount surcharges

                           -        Forms and endorsements (existing only)

                           -        Prior losses

                           -        Rating

                           -        Product definition

                           -        Correspondence

                           -        Application Security

                           -        Reporting (existing reports only)

                           -        Claims entry

                           -        Adjuster processing

                           -        Payment

                           -        Salvage

                           -        Subrogation

                           -        Cash

                           -        Lockbox

                           -        Billing

                           -        Disbursement

                           -        Production

                           -        Forms packaging

4) TELECOM SERVICES AND EQUIPMENT. IMS shall provide use of the telecom equipment to consideration of Customer administrating the system and providing technical support.


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




5)       MISCELLANEOUS FEES.

         Section I - Miscellaneous Fees

         1. Customer shall pay for any service that is outside of the scope of the Insurance Administration Services as may be mutually agreed by IMS and Customer.

         2. IMS will provide data entry services at IMS' servicing office at the time and materials rate of $30.00 per person, per hour.

         3. From the Effective Date of the original agreement until the one year anniversary of the Effective Date of the original agreement ("1st Yr. Anniversary"), Customer shall reimburse IMS for all postage expenses incurred by IMS in the performance of the Insurance Administration Services. After the 1st Yr. Anniversary, all postage expenses incurred by IMS in the performance of the Insurance Administration Services shall be the responsibility of IMS. Notwithstanding the foregoing, if there is any Change of Control of IMS from the Effective Date until the three (3) year anniversary of the Effective Date ("3rd Yr. Anniversary"), Customer shall thereafter reimburse IMS for all postage expenses incurred by IMS in the performance of the Insurance Administration Services from the date of the Change of Control until the 3rd Yr. Anniversary.

         4. Customer shall reimburse IMS for its use of the following pre-approved third party information services: credit score, MYF A+, CDS Business Mapping, CLUE. Customer may request at any time that IMS discontinue use of the above third party information services.

For all of the following expenses, only if requested in writing and in advance by Customer:

         1. System modifications, enhancements, interfaces to Customer or other third-parties systems that fall outside of this agreement will be performed on a time and materials basis of $100.00 per person, per hour, subject to an annual adjustment based on IMS' then current standard fee.

         2. Data conversion from existing Customer system to IMS' Proprietary System will be performed on a time and materials basis at the rate of $100.00 per person, per hour.

         3. Third-party information services used to provide the Insurance Administration Services will be a pass-through expense to Customer.

         4. Data communication line charges (used by IMS solely for Customer) will be a pass-through expense to Customer.

         5. Any service to be performed by IMS that is outside of the scope of this Agreement shall be at a fee rate that shall be mutually agreed upon between IMS and Customer.

6) ADJUSTING FIRM. IMS' Colonial Catastrophe Claims Service will be one of the authorized adjusting firms ("Adjusting Firm") for claim catastrophe adjusting work on behalf of Customer. However, IMS may designate a different Adjusting Firm with written notice to Customer.

7) DISASTER RECOVERY PLAN. IMS shall perform its' full range Disaster Recovery Plan on an annual basis. Customer has the right to observe the Disaster Recover Plan at its own expense, provided that it has requested in writing to participate within thirty (30) days of planned execution.

8)       SPECIAL SERVICES.

         Additional Fees & Services. Additional services not specified in this Agreement may be provided by as mutually agreed upon in writing between the Customer and IMS in writing.

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